SETTLEMENT AGREEMENT AND RELEASE

This Settlement Agreement and Release ("Settlement") is entered into this 20th day of ~~January~~ February KS, 2013 by and between Healthcare International Networks, LLC., dba Planet Hospital; Rupak Acharyya, aka Rudy Rupak; and Geoff Moss (hereinafter collectively "Plaintiff" or "Plaintiffs"), and Global Health Voyager, Inc. (hereinafter "Defendant"). The signatories to this Settlement will hereafter be referred to jointly as the "Parties."

This Settlement is made as a compromise between the Parties for the complete and final settlement of their claims and differences with respect to the dispute described below, specifically, for the dispute arising out of the Asset Purchase Agreement as described below, or any claim for wages as described below.

WHEREAS, on October 6, 2011, the Parties entered into a written contract wherein Defendant would acquire all of the assets of Plaintiff Healthcare International Networks, LLC. (hereinafter the "Asset Purchase Agreement" or the "APA"). In consideration for the purchase of Plaintiff's assets, and pursuant to the APA, Defendant would render to Plaintiff the equivalent of the sum of $90,000.00 in restricted common stock (Hereinafter "Consideration Shares"); and,

WHEREAS, on or about December 8, 2011, Defendant provided to Plaintiffs a "Cease and Desist" letter demanding that Plaintiffs comply with the terms of the APA and other related documents; and

WHEREAS, on or about December 14, 2011, Plaintiffs provided to Defendant a "Notice of Recession" letter declaring that the APA entered into between the Parties had been rescinded, alleging that Defendant's had failed to comply with the terms of the APA and other related documents; and,

WHEREAS, on or about January 5, 2012, Plaintiffs initiated litigation against Defendant for various causes of action stemming from breach of contract and Labor Code violations, specifically, Case No.: BC476301, in the Superior Court of the State of California, County of Los Angeles, Stanley Mosk Courthouse, and later filed a First Amended Complaint in this same action; and,

WHEREAS, Defendant disagrees with the allegations made by Plaintiffs and their version of the facts that have led to Plaintiffs' demand for recession and the filing of a civil complaint; and,

WHEREAS, the Parties desire to avoid the necessity, expense, inconvenience, and uncertainty of litigation and resolve and settle all claims and disputes the Parties have arising out of, or in any way related to the APA, and its related documents;

NOW THEREFORE, in consideration of the release and mutual promises contained herein and other good and valuable consideration exchanged between the Parties, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.0 SETTLEMENT

1.1 Defendant shall pay to Plaintiffs, collectively, the equivalent of a one-time sum of Ten Thousand Dollars ($10,000.00), to be provided to Plaintiffs in stock offerings from Global Health Voyager, Inc. Said stock offerings shall be issued no later than Seven (7) business days from the date of execution of this Settlement and Release; by which time, Plaintiff shall have designated the recipient of said stock.

1.2 This Settlement and the stock offerings shall be distributed to Plaintiffs as follows: $5,000.00 (50%) to Rupak Acharyya; $2,500.00 (25%) to Planethospital.com LLC.; and $2,500.00 (25%) to Geoff Moss. This distribution shall be the only manner of distribution required of Defendant in tendering said settlement, the equivalent of $10,000.00 in stock offering from Global Health Voyager, Inc.

1.3 The Parties shall execute a mutual waiver and release of any and all claims between the Parties, which shall be done by way of this document (Section 3.0); which shall also act as an acknowledgment of recession of the APA by the Parties. Plaintiffs shall seek dismissal of all causes of action, with prejudice, specifically, Case No.: BC476301. The Court shall retain jurisdiction under Code of Civil Procedure Sec 664.6 to enforce this agreement after Plaintiff's request for dismissal is granted.

1.4 Plaintiff agrees that Defendant shall tender to Plaintiff the stock stated above in Section 1.2 with the condition that Defendant is granted **both of the following:** (1)an Option to buy-back the entire stock, up to its entirety, should Plaintiff retain the stock; and (2) A Right of First Refusal, should Plaintiff attempt to sell, assign, discard, or in any other way distribute any portion of the stock stated in Section 1.2, above.

- The terms of Defendant's buy-back Option shall be at a rate of either $10,000.00 or the present value of the stock at the time Defendant provides written notice to Plaintiff, whichever is greater. This Option shall be exercisable for a period of six (6) months from the time that Plaintiff takes ownership of the stock. Should Defendant wish to exercise this Option, it could do so by providing to Plaintiff, with a request for delivery confirmation, a written notice informing Plaintiff of Defendant's intent to exercise its Option to purchase back the Stock at either $10,000.00 or the value of the stock at the time of exercising the Option. Plaintiff shall comply with Defendant's intent to exercise its Option no later than Fourteen (14) days upon receipt of the written demand. This Option applies to all Plaintiffs listed in Section 1.2, above.

- Should Plaintiff intend or act to sell, assign, disburse, or in any other way distribute and relinquish any stock from that which is provided to it by way of this agreement within six (6) months of taking ownership of the Stock, Plaintiff shall first afford Defendant an opportunity to purchase said stock by way of this Right of First Refusal. Should Plaintiff intend to sell or distribute the Stock, whether for valuable consideration or not, Plaintiff shall notify Defendant, in writing pursuant to the notice requirements of Section 4.11, below, delivered with delivery confirmation, and Defendant shall be afforded Fourteen (14) days to exercise its Right of First Refusal. This Right of First Refusal applies to all Plaintiffs listed in Section 1.2, above.

1.5 Defendant shall issue the following Statement: "Global Health Voyager and Planet hospital agree to officially and mutually terminate their business relationship. The planned acquisition of certain Planet Hospital assets by Global Health Voyager has been terminated and the two companies shall have no working relationship with one another going forward". Said Statement shall be issued publicly within one week of the execution of this Settlement.

1.6 Defendant shall return to Plaintiff any control over the website for Planet Hospital, and shall return to Plaintiff the Twitter account associated with Planet Hospital, specifically, "planethospital". Defendant may comply with this section by surrendering to Plaintiff the password associated with the website and Twitter accounts of Planet Hospital.

1.7 This Settlement shall finally settle and resolve, among other things, all claims asserted or which could have been asserted by the Parties, relating to the APA and related documents, the Dispute, and the Claim as of the date of this Agreement, including, but not limited to, all costs and any legal expenses.

2.0 COMPROMISE

The Parties agree and acknowledge that this Settlement is the result of a compromise and shall never be construed as an admission by the Parties of any liability, wrongdoing, or responsibility on their part or on the part of their predecessors, successors, assigns, agents, parents, subsidiaries, affiliates, officers, directors, or employees.

3.0 RELEASES

3.1. In consideration hereof, specifically to the terms and obligations to be performed under this agreement, each of the three Plaintiffs stated herein shall, for itself, its officers, agents, employees, parent entities, affiliates, members, owners, representatives, successors and assigns, does hereby forego, release and forever discharge the Defendant Global Health Voyager, Inc., as well as each of their respective past, present and future governing bodies, boards, commissions, divisions, branches, departments, agencies, predecessors, successors, and the principals,

employees, associates, assigns, devisees, agents, directors, officers, representatives, insurers, lawyers, and predecessors in interest, and each of them, and all persons acting by, through, under or in concert with them (collectively, the "Defendant Releasees") from any and all actions, obligations, rights, grounds for complaint, claims, causes of action, in law or in equity, in contract, in tort or otherwise; suits; guarantees of indebtedness; debts; liens; contracts; agreements; promises; liability, including all direct and/or indirect liability (including without limitation, vicarious liability); claims; causes of action; demands; damages; losses; costs; expenses; defenses; set-offs; or recoupments, of any nature whatsoever, known or unknown to Plaintiffs, jointly and severally (regardless of diligence), suspected or unsuspected, fixed or contingent, which Plaintiff, jointly and severally now has, ever had or will have against the Defendant Releasees, or any of them, relating to the APA or the subject matter of, and allegations in, the claims and the disputes amongst the Parties.

3.2. In consideration hereof, specifically to the terms and obligations to be performed under this agreement, Defendant, for itself, its officers, agents, employees, parent entities, affiliates, members, owners, representatives, successors and assigns, does hereby forego, release and forever discharge Plaintiffs, as well as each of its respective past, present and future governing bodies, boards, commissions, divisions, branches, departments, agencies, predecessors, successors, and the principals, employees, associates, assigns, devisees, agents, directors, officers, representatives, insurers, lawyers, and predecessors in interest, and each of them, and all persons acting by, through, under or in concert with them (collectively, the "Plaintiff Releasees") from any and all actions, obligations, rights, grounds for complaint, claims, causes of action, in law or in equity, in contract, in tort or otherwise; suits; guarantees of indebtedness; debts; liens; contracts; agreements; promises; liability, including all direct and/or indirect liability (including without limitation, vicarious liability); claims; causes of action; demands; damages; losses; costs; expenses; defenses; set-offs; or recoupments, of any nature whatsoever, known or unknown to Defendant (regardless of diligence), suspected or unsuspected, fixed or contingent, which Defendant now has, ever had or will have against the Plaintiff Releasees, or any of them, relating to the subject matter of, and allegations in, the claims and the disputes amongst the Parties.

4.0 MISCELLANEOUS TERMS AND CONDITIONS

4.1 This Settlement contains the complete agreement between the Parties.

4.2 This Settlement may be executed in identical counterparts, each of which shall constitute an original and all of which shall constitute one and the same Agreement.

4.3 Plaintiffs represent that, aside from the Lawsuit for damages, specifically Case No. BC476301, filed on January 5, 2012, they have not filed any other complaints against the Defendant, each other, their predecessors, successors, parents, subsidiaries, affiliates, assignees, agents, directors, officers, and employees with any federal, state or local court or state or federal administrative agency or commission regarding the APA, the Dispute or the Claim, or violations of the Labor Code.

4.4 This Settlement may be modified only by a written document signed by both Parties. No waiver of this Settlement or any of the promises, obligations, terms, conditions hereof shall be valid unless it is written and signed by the Party against whom the waiver is to be enforced.

4.5 This Settlement shall be binding upon the Parties hereto, their predecessors, successors, parents, subsidiaries, affiliates, assigns, agents, directors, officers, employees, and attorneys. Each of the signatories of this Settlement represents and warrants that he or she is authorized to execute this Settlement and bind the Parties hereto.

4.6 If any part or any provision of this Settlement shall be finally determined to be invalid or unenforceable under applicable law by a court of competent jurisdiction, that part or provision shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of said provision or the remaining provisions of this Settlement.

4.7 The Parties hereby warrant and represent that they have not assigned or in any way transferred or conveyed all or any portion of the claims covered by this Settlement. The Parties acknowledge and agree that this warranty and representation is an essential and material term of this Settlement, without which they would not have entered into it.

4.8 Plaintiffs covenant and agree, jointly and severally, not to commence or prosecute any action or proceeding based upon the APA or anything released by the foregoing Settlement.

4.9 The Parties acknowledge that they have had the opportunity to consult with legal counsel of their choosing prior to entering into this Settlement and that they enter this Settlement knowingly and voluntarily.

4.10 The Parties cooperated in the drafting of this Settlement, and in the event that it is determined that any provision herein is ambiguous, that provision shall not be presumptively construed against any Party.

4.11 Any notices required under this Agreement shall be served upon the Parties via telecopier and overnight priority mail, with delivery confirmation, as follows:

<u>Notice to Plaintiffs</u>:
Rudy Rupak and
Healthcare International Networks
23679 Calabasas Rd., #150
Calabasas, CA 91302

Geoff Moss
10533 Strathmore Drive
Los Angeles, CA 90024

<u>Unless otherwise instructed, courtesy copy of any notice to Plaintiff to be delivered to:</u>
Kimball, Tirey & St. John LLP
Attn: Katherine Slotkin
5510 Trabuco Road, Irvine, CA 92620
Telephone No. (949) 748-6321 Facsimile No. (949) 502-5665

Notice to Defendant:
Law Office of Shahin Kahroba, Esq.
Attn: Shahin Kahroba
1158 26th Street, Suite 811, Santa Monica, CA 90403
Telephone No. (310) 868-9777 Facsimile No. (310) 475-8191

4.12 Plaintiffs and Defendant hereby waive any and all rights to assert the claims released in Section 3.0 that it may have under any and all statutes or laws that purport to limit the scope of a general release, including without limitation Section 1542 of the Civil Code of the State of California, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

4.13 The undersigned each declare and represent that in making this Settlement it is understood and agreed that they have relied wholly on their own judgment, belief and knowledge of the nature, extent, and effect of their respective damages and liabilities and is made without reliance upon any statement or representation of the other parties hereby released or their respective agents, representatives attorneys or other person employed by them.

4.14 The undersigned further declare and represent that no promise, inducement or agreement not herein set forth has been made to any of the undersigned, that that this Settlement contains the entire agreement between the parties hereto, and that the terms of the Settlement are contractual and not mere recital.

4.15 The parties hereby agree to hold this agreement in confidence and to not disclose publicly, any information regarding this matter, this settlement, or any identity or fact of this dispute, subject to the statement/publication to be made as set forth in Section 1.5, above; and subject to any disclosures required for tax purposes of the parties.

4.16 To the extent that either party should have to pursue legal action or litigation to enforce this settlement agreement, that party shall be entitled to the recovery of its attorneys' fees and costs; so long as that party made a formal attempt at resolving any dispute or request for compliance of this agreement by attempting to contact the other party, allowing a reasonable time for the other party to comply with any permitted request, and that parties failure to comply with informal discussion and pre-litigation efforts.

4.17 This Settlement and any claim or dispute arising therefrom shall be governed by the laws of the State of California. Venue for any dispute or claim shall lie in the appropriate U.S. Federal Court or California Superior Court located in Los Angeles County.

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THE UNDERSIGNED HAVE READ THE FOREGOING SETTLEMENT AND FULLY UNDERSTAND IT.

SIGNATURE BLOCKS

IN WITNESS WHEREOF, the Parties hereto have themselves or through their duly authorized officers, have caused this Settlement Agreement and Release to be executed as of the 20th day of February, 2013.

ATTEST:

GLOBAL HEALTH VOYAGER, INC.

/S/________________ ________
By: Date
Title:

HEALTHCARE INTERNATIONAL NETWORK dba PLANET HOSPITAL

/S/________________ ________
By: Date
Title:

/S/________________ ________
RUPAK ARCHAYYA Date
aka RUDY RUPAK

/S/________________ 2-7-13
GEOFF MOSS Date

APPROVED AS TO FORM AND CONTENT:

Date:________________

By:________________
SHAHIN KAHROBA
Counsel for Defendant

Date: 2/20/13

By: Kat Slotkin
Katherine Slotkin
Counsel for Plaintiffs

THE UNDERSIGNED HAVE READ THE FOREGOING SETTLEMENT AND FULLY UNDERSTAND IT.

SIGNATURE BLOCKS

IN WITNESS WHEREOF, the Parties hereto have themselves or through their duly authorized officers, have caused this Settlement Agreement and Release to be executed as of the 30th day of JAN, 2013.

ATTEST:

GLOBAL HEALTH VOYAGER, INC.

/S/ ____________________ ________
By: Date
Title:

HEALTHCARE INTERNATIONAL NETWORK dba PLANET HOSPITAL

/S/ ____________________ JAN 30 2013
By: RUDY RUPAK ACHARYA Date
Title: CEO

/S/ ____________________ JAN 30 2013
RUPAK ACHAYYA Date
aka RUDY RUPAK

/S/ ____________________ ________
GEOFF MOSS Date

APPROVED AS TO FORM AND CONTENT:

Date: ____________________

By: ____________________
SHAHIN KAHROBA
Counsel for Defendant

Date: ____________________

By: ____________________
Katherine Slotkin
Counsel for Plaintiffs

THE UNDERSIGNED HAVE READ THE FOREGOING SETTLEMENT AND FULLY UNDERSTAND IT.

SIGNATURE BLOCKS

IN WITNESS WHEREOF, the Parties hereto have themselves or through their duly authorized officers, have caused this Settlement Agreement and Release to be executed as of the ________ day of ______________, 2013.

ATTEST:

GLOBAL HEALTH VOYAGER, INC.

/S/____________________ 2/3/2013
By: Ali Mousavi Date
Title: CEO

HEALTHCARE INTERNATIONAL NETWORK dba PLANET HOSPITAL

/S/____________________ ________
By: Date
Title:

/S/____________________ ________
RUPAK ARCHAYYA Date
aka RUDY RUPAK

/S/____________________ ________
GEOFF MOSS Date

APPROVED AS TO FORM AND CONTENT:

Date: 02/20/2013

By:____________________
SHAHIN KAHROBA
Counsel for Defendant

Date:____________________

By:____________________
Katherine Slotkin
Counsel for Plaintiffs